                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) :  March 15, 2000




                                CHEC FUNDING, LLC
                                -----------------
               (Exact name of Registrant as Specified in Charter)

Delaware                            333-93255               75-2851805
--------                            ---------               ----------
(State or Other                    (Commission             (IRS Employer
Jurisdiction of Incorporation)    File Number)           Identification No.)



                 2728 NORTH HARWOOD STREET, DALLAS, TEXAS 75201
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 981-5000



                                 NOT APPLICABLE
                   -----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  OTHER EVENTS.

CHEC Funding, LLC, as depositor (the "Depositor") registered issuances of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-93255) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 2000-A to issue $310,000,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 2000-A (the "Certificates"), on March 15, 2000 (the "Closing Date").

Centex Credit Corporation d/b/a Centex Home Equity Corporation (the "Sole Member" of CHEC Funding, LLC) and Lord Securities Corporation as Special Member of CHEC Funding, LLC entered into an Amended and Restated Limited Liability Company Agreement dated as of January 25,2000. The Sole Member and Special Member now wish to amended the Amended and Restated Limited Liability Company Agreement dated as of January 25, 2000 in its entirety to be replaced with the attached Amended and Restated Limited Liability Company Agreement dated as of March 10, 2000.

Capitalized terms not defined herein have the meanings assigned in the Amended and Restated Limited Liability Company Agreement attached hereto as
Exhibit 2.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  EXHIBIT NO.

                   2.1     Amended and Restated Limited Liability
                           Company Agreement
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CHEC FUNDING, LLC



                              By:    /s/ Jeffrey B. Upperman
                                     --------------------------
                              Name:    Jeffrey B. Upperman
                              Title:   Vice President

Date: March 23, 2000
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                                  EXHIBIT INDEX


EXHIBIT NUMBER                         DESCRIPTION


         2.1      Amended and Restated Limited Liability Company Agreement